EXHIBIT 10.3

HEALTHWAREHOUSE.COM, INC.

SHARES OF COMMON STOCK
SUBSCRIPTION AGREEMENT

This Agreement, dated as of _________________ __, 2011, is made and entered into between HealthWarehouse.com, Inc., a Delaware corporation (the “Company”), and _____________________________ (the “Investor”). This Agreement sets forth the terms under which the Investor will purchase from the Company ________________ shares of the Company’s $0.001 par value per share Common Stock (the “Shares” or the “Securities”) for a purchase price of $2.90 per share and an aggregate purchase price of $_________________________ (the “Purchase Price”) as set forth below.

NOTICE TO INVESTOR: THE SECURITIES PURCHASED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES MAY BE NOT OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS OR EXEMPTION THEREFROM. FURTHER RESTRICTIONS ON TRANSFERABILITY OF THE SECURITES ARE CONTAINED IN THIS AGREEMENT.

1.           Subscription.  Subject to the terms of this Agreement, the Investor hereby subscribes for the Securities, and on the date hereof will tender the Purchase Price in the form of a certified check or bank check or wired funds payable to “HealthWarehouse.com, Inc.”

2.           Representations and Warranties of Investor. The Investor is making the following representations, warranties and agreements with the intent that they be relied upon in determining his suitability to purchase the Securities, and the Investor agrees that such representations, warranties and agreements shall survive the date of this Agreement and his purchase of the Securities. Investor hereby represents and warrants to, and agrees with, the Company, and each of its officers, directors, persons who control the Company and affiliates of the foregoing, as follows:

2.1         Investor meets at least one of the following standards, and accordingly, is an "accredited investor" within the meaning of Rule 501 promulgated under the 1933 Act (please initial the applicable alternative in the space provided):

_____  A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of purchase, exceeds $1,000,000, excluding the value of the primary residence of such natural person, calculated by subtracting from the estimated fair market value of the property the amount of debt secured by the property, up to the estimated fair market value of the property;

______ A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and who reasonably expects to reach the same income level in the current year;

______ A corporation, partnership, Massachusetts or similar business trust, or an organization described in Section 501(c)(3) of the Internal Revenue Code, with total assets in excess of $5,000,000, which was not formed for the specific purpose of acquiring the Units;

______ An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is to be made by a plan fiduciary, as defined in Section 3 (21) of such Act, which is either a bank, insurance company, or registered investment adviser; or an employee benefit plan with total assets in excess of $5,000,000, or a self-directed employee benefit plan, whose investment decisions are made solely by persons that are Accredited Investors;

______ A trust, with total assets in excess of $5,000,000, which was not formed for the specific purpose of acquiring the Units, whose purchase is directed by a sophisticated person;

______ A bank, savings and loan, or similar institution, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company; an investment company registered under or a business development company as defined in the Investment Company Act of 1940; or a Small Business Investment Company licensed by the U.S. Small Business Administration;

______ An entity in which all of the equity owners are Accredited Investors under the above paragraphs.

2.2           The Investor (i) is, if a natural person, at least twenty-one (21) years of age, and (ii) is a bona fide permanent resident of and is domiciled in the state shown in the address line of Investor’s signature page to this Agreement, and has no present intention of becoming a resident of any other state or jurisdiction.

2.3           The Investor has received if requested or has access to and has reviewed the Company’s reports and filings required to be filed by the Company with the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934 (the “Exchange Act”), including, without limitation the Company’s Form 10-K filed April 15, 2011, Form 8-K filed April 18, 2011, Form 8-K filed April 28, 2011, Form 8-K/A filed May 2, 2011, Form 10-Q filed May 23, 2011, Form 8-K filed May 24, 2011, Form 8-K filed August 2, 2011, Form 8-K filed August 8, 2011, Form 10-Q filed August 15, 2011, Form 8-K filed August 16, 2011 and Form 8-K filed September 6, 2011.

2.4           The Investor has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of an investment in the Securities and of making an informed investment decision, and is not utilizing any other person to be the Investor’s representative in connection with evaluating such merits and risks.

2.5           The Investor is acquiring the Securities for his own account, for investment purposes only, and not with a view toward the resale, resyndication, distribution, subdivision or fractionalization thereof, and has no present intention of selling or transferring or otherwise distributing the same. The Investor has no need for liquidity in this investment, has the ability to bear the economic risk of this investment, at the present time and in the foreseeable future, can afford a complete loss of this investment, and this investment constitutes an appropriate investment for and is not in violation of any investment restrictions (whether by statute, contract or otherwise) binding upon the Investor.

2.6           The Investor is aware that all documents, records and books pertaining to this investment are available at the offices of the Company at 7107 Industrial Road, Florence, Kentucky 41042, and acknowledges that all documents, records and books pertaining to this investment requested by the Investor have been made available to the Investor and the persons the Investor has retained, if any, to advise him with respect to this investment, and the Investor and such persons have been supplied with such additional information concerning this investment as has been requested.

2.7           The Investor has been given the opportunity to discuss his investment in, and the operation of, the Company with the Company’s management and has been given all information that the Investor has requested and which the Investor deems relevant to his decision to invest in the Company. The Investor has consulted such legal, financial and tax advisers as have been necessary to evaluate the merits and risks of this investment. The Investor acknowledges and is aware that the Company has a limited financial and operating history.

2.8           The Investor agrees that the Securities (including any interest therein) will not be sold or otherwise disposed of by the Investor unless either (i) the sale or other disposition will be pursuant to a registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and any applicable securities laws of any state or other jurisdiction; or (ii) the Investor shall have notified the Company in writing of any desire on the part of the Investor to sell or dispose of all or part of the such Securities and of the manner and terms of the proposed transaction, and the Company shall have been advised in writing by counsel acceptable to it that no registration of such Securities under the 1933 Act, or the rules and regulations then in effect thereunder, or any applicable state securities laws, is required in connection with the proposed sale or other disposition. The Investor acknowledges that the Company is under no obligation whatsoever in connection with any such registration or exemption. The Investor acknowledges that all certificates evidencing ownership of the Securities, or any replacement thereof, shall bear an appropriate legend to the effect that the securities evidenced by such certificate or instruments are subject to these terms.

2.9           All information provided by the Investor to the Company is true and correct in all respects as of the date hereof, and if there should be any material change in such information either prior to the Company accepting the Investor’s subscription or thereafter, the Investor will immediately furnish such revised or corrected information to the Company.

2.10         The Investor understands that no federal or state agency has passed on or made any recommendation or endorsement of the Securities and that the Company is relying on the truth and accuracy of the representations warranties and agreements made by him in offering the Securities for sale to him without having first registered the same under the 1933 Act.

2.12         The Investor acknowledges that there have been no representations, guarantees or warranties made to him by the Company, its officers, directors, controlling persons, agents or employees or any other person, expressly or by implication, with respect to the amount of or type of consideration, profit or loss (including tax benefits) to be realized, if any, as a result of his investment.

3.             Indemnification. The Investor agrees to indemnify and hold harmless the Company and its directors and officers, their affiliates or anyone acting on behalf of the Company from and against any and all damages, losses, costs and expenses (including reasonable attorneys, fees) which they may incur by reason of the failure of Investor to fulfill any of the terms or conditions of this Agreement, or by reason of any breach of the representations and warranties made by the Investor herein, or in any document provided by the Investor to the Company.

4.             Transferability. The Investor agrees that he shall not transfer or assign this Agreement or any interest herein, and any such transfer or assignment purported to be made shall be null and void and of no effect.

5.             General Provisions.

5.1           This Agreement constitutes the entire agreement between the parties and supersedes and cancels any other agreement, or representation or communication, whether oral or written, between the parties relating to the transactions contemplated herein or the subject matter hereof.

5.2           This Agreement may be executed in more than one counterpart which shall, in the aggregate, be deemed to be the original instrument and agreement between the parties, and copies signed and transmitted electronically in a form readable by the recipient or by facsimile are as binding as if the original was signed in person.

5.3           Any and all notices or other communications required or permitted by this Agreement or by law to be served on or given to any party hereto by any other party hereto shall be, unless otherwise required by law, in writing and deemed duly served and given when actually received either (i) in an electronic form readable by the recipient, or (ii) when delivered by facsimile, or (iii) when delivered by hand, by recognized express delivery services or via the United States mail, certified or registered, return, receipt requested, postage prepaid, addressed to the Company at its principal offices at 7107 Industrial Road, Florence, Kentucky 41042, and to the Investor at its address as set forth on the signature page to this Agreement or otherwise transmitted to the Company from time to time.

5.4           No term hereof may be changed, waived, discharged or terminate orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

5.5           The headings in this Agreement are for the purposes and convenience of reference only and shall not be deemed to constitute a part hereof.

5.6           This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without reference to its principles of conflict of laws. Any action to enforce the terms of this Agreement shall be brought in a court of competent jurisdiction located in Hamilton County, Ohio.

5.7           The benefits of this Agreement shall inure, and the obligations of this Agreement shall be binding upon, the personal representatives, heirs, legatees, permitted successors and assigns of the parties hereto.

5.8           The Investor agrees that the Investor may not cancel, terminate, or revoke this Agreement or any agreement of the Investor made hereunder.

5.9           Except as otherwise provided in this Agreement, each party to this Agreement shall pay any and all fees and expenses that such party may incur in connection with the negotiation, execution and closing of the transactions contemplated by this Agreement.

(Signatures start on next page)

HEALTHWAREHOUSE.COM, INC.
SUBSCRIPTION AGREEMENT
SIGNATURE PAGE

IN WITNESS WHEREOF, the Investor has executed this Subscription Agreement on the date indicated below.

NAME of Subscriber (print/type)	NAME of Subscriber (print/type)

Authorized SIGNATURE of Subscriber	Authorized SIGNATURE of Subscriber

Address	Address

City State Zip	City State Zip

Home Telephone	Home Telephone

Business Telephone	Business Telephone

Social Security Number	Social Security Number

Date Signed:	Date Signed:

If the Investor is a corporation, partnership, trust or other entity, or is otherwise acting as a fiduciary, the name and capacity (title) of the individual executing this Agreement on the Investor’s behalf should be printed or typed below the signature.

PLEASE SUPPLY THE FOLLOWING INFORMATION:

Manner in which title is to be held; (Check one)

Individual Ownership	Partnership*

Individual Retirement Account	Trust *

Qualified Retirement Plan	Corporation*

Other:	Limited Liability Company*

(Please indicate)

*
In the case of a partnership, state names of all partners and attach a copy of the partnership agreement. In the case of a corporation, attach a copy of the articles of incorporation together with the resolution of the board of directors authorizing this investment. In the case of a limited liability company, attach a copy of the articles of organization and operating agreement and a copy of any required member or manager resolutions authorizing this investment. In the case of a trust, attach a copy of the trust agreement.

ACCEPTANCE

HealthWarehouse.com, Inc. hereby accepts and agrees to be bound by the foregoing subscription subject to the terms and conditions hereof as of the date indicated below.

HEALTHWAREHOUSE.COM, INC.

By:

Name:

Title:

Date Signed: